UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 19, 2020

VUZIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A

West Henrietta, New York 14586

(Address of principal executive offices)(Zipcode)

(585) 359-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.001	VUZI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2020, Vuzix Corporation (the “Company”) adopted amended and restated bylaws. Under the amended and restated bylaws, the provision for election of directors, which previously provided that directors would be elected by plurality vote, was amended such that, commencing following the Company’s 2020 annual meeting of stockholders, directors will be elected as follows: (i) for contested director elections, by the affirmative vote of the holders of a plurality of the shares entitled to vote on the election of directors and represented in person or by proxy at the meeting, and (ii) for uncontested director elections, by the affirmative vote of the holders of a majority of the shares for which votes are cast in person or by proxy at the meeting.

The foregoing description of the amended and restated bylaws is qualified by reference to the full text of such document which is filed as an exhibit to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2020, the Company held its annual meeting of stockholders. At the annual meeting, (i) Paul J. Travers, Grant Russell, Edward Kay, Alexander Ruckdaeschel and Timothy Harned were each elected as directors of the Company to serve until the next annual meeting of stockholders or until their successors have been elected and qualified, and (ii) stockholders ratified the board of directors’ appointment of Freed Maxick, CPAs, P.C. as the Company’s independent registered public accounting firm for 2020. The final voting results on these matters were as follows:

1.  Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Paul J. Travers	14,726,088	209,447	12,406,480
Grant Russell	13,495,604	1,439,931	12,406,480
Edward Kay	14,607,651	327,884	12,406,480
Alexander Ruckdaeschel	13,953,869	981,666	12,406,480
Timothy Harned	14,136,054	799,481	12,406,480

2.  Ratification of appointment of Freed Maxick, CPAs, P.C. as the Company’s independent registered public accounting firm for 2020:

Votes For	Votes Against	Votes Abstained
27,006,953	199,242	135,820

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2020	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell
Chief Financial Officer